UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported: June 26, 2007

Gulf United Energy, Inc.
(Exact name of registrant as specified in its charter)

Nevada	000-52322	20-5893642
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

5858 Westheimer Street
Suite 850
Houston, Texas 77057
(Address of principal executive offices and Zip Code)

Registrant's telephone number, including area code: (713) 942-6575

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR240.14d-2(b))

[ ]	Soliciting material pursuant to Rule 14a-12 under Exchange Act (17 CFR240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17
CFR240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17
CFR240.13e-4(c))

Item 1.01     Entry into a Material Definitive Agreement

On June 26, 2007, Gulf United Energy, Inc. (the “Company”) amended and restated that certain Loan Agreement, dated November 16, 2006, by and between the Company and James Askew, for the original amount of $1,388,985, by amending the maturity date from April 1, 2007 until October 1, 2007. The outstanding principal and accrued interest on the Amended and Restated Note Agreement as of February 28, 2007 is $1,458,095.

Item 5.02     Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On June 26, 2007, Bruno Fruscalzo resigned as chief financial officer, secretary and treasurer and David Pomerantz was appointed as chief financial officer, secretary and treasurer of the Company.

David Pomerantz, age 47, has over 23 years of experience in finance, operations, strategic planning, business process re-engineering, and performance improvement. Prior to joining the Company, Mr. Pomerantz provided consulting services for middle-market companies in the areas of finance, financial management, performance enhancement, strategic planning and management. Mr. Pomerantz has advised a variety of public and private companies and has worked with high tech, manufacturing, complex service, real estate and retail companies.

From March 2005 to present, Mr. Pomerantz has served as a partner with Clear Financial Solutions, Inc., a company providing financial consulting and CFO services. From February 2003 to March 2005, Mr Pomerantz served as chief financial officer and then chief operating officer for General Solutions, Ltd., an electronics manufacturing and software development company. From March 2000 to February 2003, Mr. Pomerantz held a senior manager role in the consulting group of UHY Advisors a CPA and professional services firm. From 1999-2000, Mr. Pomerantz was a director of strategic planning and then president of PRS International, Inc. From 1988-1999, Mr. Pomerantz was controller and then operations manager for a division of Tyco International, Inc.

Mr. Pomerantz attended Emory University and received his Business Administration degree in accounting from the University of Texas at Austin, Austin, Texas, 1984. Mr. Pomerantz is a member of The Houston Technology Center and the MIT Enterprise Forum and is active on boards and executive boards of several non-profit organizations.

There is no family relationship between Mr. Pomerantz and any of our officers or directors. In addition, Mr. Pomerantz is not a participant in any transaction required to be disclosed by Item 404(a) of Regulation S-B.

Item 9.01     Financial Statements and Exhibit

           (c)     Exhibits

           The following exhibits are to be filed as part of this 8-K:

EXHIBIT NO.	IDENTIFICATION OF EXHIBIT

10.1	Amended and Restated Loan Agreement dated June 26, 2007

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: June 26, 2007

GULF UNITED ENERGY, INC.

By: DON WILSON
Don Wilson, President